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                                                                   EXHIBIT 10.73

                         EMPLOYMENT AGREEMENT EXTENSION

     This Employment Agreement Extension (the "Extension") is entered into as of June 16, 2000 by and among Louis A. Scalpati (the "Executive") and drkoop.com, Inc. (the "Company").

                                   RECITALS:

     A. Executive and the Company's predecessor are party to an Employment Agreement dated as of August 1, 1997 (the "Employment Agreement") which agreement is binding on the Company.

     B. The parties desire to provide that the term of the Employment Agreement be extended by one year, which extension has been duly approved by the Compensation Committee of the Board of Directors of the Company in accordance with the authority properly delegated to it by the Board of Directors.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Extension. The "Term" of the Employment Agreement is hereby extended by one year and therefore will now expire on July 31, 2001 unless further extended. For purposes of this Extension, the parties waive any non-compliance with the extension procedure set forth in the last two sentences of Section 1.1 of the Employment Agreement.

     2. Automobile. The allowance provided for in Section 2.5 of the Employment Agreement is extended and will survive for the "Term" of the Employment Agreement.

     3. Duties. Notwithstanding any provision of Section 1.2 of the Employment Agreement to the contrary, Executive's position will be as an executive officer of the Company and he will be based in Austin, Texas.

     4. Employment Agreement in Full Force and Effect. Except as expressly extended and modified herein, the Employment Agreement shall remain in full force and effect.

                            (Signature Page Follows)
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     IN WITNESS WHEREOF, the parties have duly executed and delivered this
Employment Agreement Extension effective as of the first date set forth above. This agreement may be executed in counterpart.


                                   /s/ Louis A. Scalpati
                                   ---------------------
                                   Louis A. Scalpati


                                   drkoop.com, Inc.



                                   By: /s/ Donald Hackett
                                       ------------------
                                       Donald Hackett
                                       Chief Executive Officer








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